SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549


                                     FORM 8-K

                                  CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported) February 25, 1999


                              RC/ARBY'S CORPORATION
                --------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


          DELAWARE                 0-20286                59-2277791
        -----------------        --------------         --------------
        (State or Other          (Commission            (I.R.S. Employer
        Jurisdiction of          File Number)           Identification No.)
        Incorporation)


        1000 Corporate Drive
        Ft. Lauderdale, Florida                                  33334
        -----------------------------------------           -----------------
        (Address of Principal Executive Offices)               (Zip Code)


         Registrant's telephone number, including area code:   (954) 351-5000


       -----------------------------------------------------------------------
            (Former Name or Former Address,  if Changed Since Last Report)









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Item 5.  Other Events.

        On February 25, 1999, RC/Arby's Corporation ("RC/Arby's") announced that it is redeeming its $275 million principal amount of 9 3/4% Senior Secured Notes due 2000 on March 30, 1999 at a redemption price of 102.786% of the principal amount, plus accrued and unpaid interest.

        On February 25, 1999, Triarc Consumer Products Group, LLC ("Triarc LLC"), a new wholly-owned subsidiary of Triarc Companies, Inc. and the parent of RC/Arby's, completed the sale of $300 million principal amount of 10.25% Senior Subordinated Notes due 2009 (the "Notes"), pursuant to Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"). Concurrently, subsidiaries of Triarc LLC entered into a new $535 million Senior Secured Credit Facility.

        The Notes have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the Notes.

        A copy of the Indenture and Registration Rights Agreement relating to the Notes and the Credit Agreement are being filed as exhibits hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        4.1--   Credit  Agreement  dated as of February 25, 1999,  among Snapple
                Beverage Corp., Mistic Brands, Inc., Cable Car Beverage Corporation, RC/Arby's Corporation and Royal Crown Company, Inc., as Borrowers, various financial institutions party thereto, as Lenders, DLJ Capital Funding, Inc., as syndication agent, Morgan Stanley Senior Funding, Inc., as Documentation Agent, and The Bank of New York, as Administrative Agent
 .
        4.2-- Indenture dated of February 25, 1999 among Triarc Consumer Products Group, LLC ("TCPG"), Triarc Beverage Holdings Corp. ("TBHC"), as Issuers, the subsidiary guarantors party thereto and The Bank of New York, as Trustee.

        4.3-- Registration Rights Agreement dated February 18, 1999 among TCPG, TBHC, the Guarantors party thereto and Morgan Stanley & Co. Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and Wasserstein Perrella Securities, Inc.




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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                              RC/ARBY'S CORPORATION



                              By: CURTIS S. GIMSON
                                  ----------------------------
                                  Name:  Curtis S. Gimson
                                  Title: Senior Vice President and
                                         General Counsel and Secretary


Dated:  March 10, 1999



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                                         EXHIBIT INDEX

Exhibit
   No.       Description                                              Page No.

4.1 Credit Agreement dated as of February 25, 1999, among Snapple Beverage Corp., Mistic Brands,
             Inc., Cable Car Beverage Corporation, RC/Arby's Corporation and Royal Crown Company, Inc., as Borrowers, various financial institutions party thereto, as Lenders, DLJ Capital Funding, Inc., as syndication agent, Morgan Stanley Senior Funding, Inc., as Documentation Agent, and The Bank of
             New York, as Administrative Agent

4.2 Indenture dated of February 25, 1999 among Triarc Consumer Products Group, LLC ("TCPG"), Triarc Beverage Holdings Corp. ("TBHC"), as Issuers, the subsidiary guarantors party thereto and The Bank of New York, as Trustee.

4.3          Registration Rights Agreement dated February 18,
             1999 among TCPG, TBHC, the Guarantors party thereto and Morgan Stanley & Co. Incorporated,
             Donaldson, Lufkin & Jenrette Securities Corporation and Wasserstein Perrella Securities, Inc.

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